Exhibit 99.2

Earnings Presentation Quarter Ended September 30, 2020 WhiteHorse Finance, Inc. NASDAQ: WHF (Common Stock) NASDAQ: WHFBZ (6.50% Notes due 2025)

1 References in this presentation to “WHF”, “we”, “us”, “our” and “the Company” refer to WhiteHorse Finance, Inc. This presentation and the information and views included herein do not constitute investment advice, or a recommendation or a n o ffer to enter into any transaction with the Company or any of its affiliates. Investors are advised to consider carefully the Company’s investment objectives, r isk s, charges and expenses before investing in the Company’s securities. Our annual reports on Form 10 - K, quarterly reports on Form 10 - Q and current reports on Fo rm 8 - K, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read car efully before investing in the Company’s securities. The information in this presentation is not complete and may be changed. This presentation is not an of fer to sell the Company’s securities and is not soliciting an offer to buy the Company’s securities in any jurisdiction where such offer or sale is not permitted. A shelf registration statement relating to the Company’s securities is on file with the SEC. A public offering of the Company ’s securities may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing the Company at 1450 Bri cke ll Avenue, 31st Floor, Miami, FL 33131, Attention: Investor Relations, or by calling (305) 381 - 6999; copies may also be obtained by visiting EDGAR on the SEC’ s website at http://www.sec.gov . Forward Looking Statements Some of the statements in this presentation constitute forward - looking statements, which relate to future events or the Company’ s future performance or financial condition. The forward - looking statements contained in this presentation involve risks and uncertainties, including statements as to: the Company’s future operating results; changes in political, economic or industry conditions, the interest rate environment or conditions affecti ng the financial and capital markets, which could result in changes to the value of the Company’s assets; the impact of the COVID - 19 pandemic and its effects on the C ompany’s and its portfolio companies’ results of operations and financial condition; the Company’s business prospects and the prospects of its prospecti ve portfolio companies; the impact of investments that the Company expects to make; the impact of increased competition; the Company’s contractual arrangements and relationships with third parties; the dependence of the Company’s future success on the general economy and its impact on the industries in which the Com pany invests; the ability of the Company’s prospective portfolio companies to achieve their objectives; the relative and absolute performance of the Company’s in vestment adviser; the Company’s expected financings and investments; the adequacy of the Company’s cash resources and working capital; the timing o f c ash flows, if any, from the operations of the Company’s prospective portfolio companies; and the impact of future acquisitions and divestitures. Such forward - looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “migh t,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The Company has based the forward - looking statements included in this presentation on information available to us on the date of this presentation, and the Company assumes no obligation to update any such forward - looking statements. Actual results could differ materially from those implied or expressed in the Company’s forward - looking statements for any reason, and future results could differ materially from historical performance. Al though the Company undertakes no obligation to revise or update any forward - looking statements, whether as a result of new information, future events or other wise, you are advised to consult any additional disclosures that are made directly to you or through reports that the Company in the future may file with the SEC , including annual reports on Form 10 - K, quarterly reports on Form 10 - Q and current reports on Form 8 - K. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward - looking statements, see the section entitled “Risk Factors” in the annual reports on Form 10 - K and q uarterly reports on Form 10 - Q we file with the SEC. Important Information and Forward Looking Statements

2 WhiteHorse Finance Snapshot Company: WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) : Equity Ticker: NASDAQ: WHF Market Cap: $216.8MM (1) NAV / Share: $15.31 Portfolio Fair Value: $595.3MM Current Dividend Yield: 13.5% (1)(2) ; consistent quarterly dividends of $0.355 per share since 2012 IPO (1) Based on November 5, 2020 share price of $10.55. (2) Based on LTM dividend rate, excluding special dividends, relative to closing share price. External Manager: Affiliate of H.I.G. Capital, LLC (“H.I.G. Capital” or “H.I.G.”)

Overview of WhiteHorse Finance, Inc. 3 Portfolio at Fair Value ($MM) NAV + Cumulative Dividends per share Note: As of December 31 st of each respective year presented, unless otherwise noted. (1) Based on total capital commitments managed by H.I.G. Capital and affiliates. (2) Represents number of companies not total number of investments. (3) Based on fair value. Does not include investments in STRS JV. Source: Company filings ▪ WhiteHorse Finance, Inc. is a publicly listed Business Development Company (“BDC”) that completed its IPO in December 2012 ▪ WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, a lea ding global alternative asset manager with more than $41Bn of capital under management (1) ▪ Principally focused on originating senior secured loans to performing lower middle market companies with individual enterpris e v alues generally between $50MM and $350MM ▪ Diversified investment portfolio totaling $595.3MM as of September 30, 2020 ▪ Investments across 54 (2) portfolio companies as of September 30, 2020 − Average Investment Size (3) : $7.7MM (Average Debt Investment Size (3) : $8.8MM) − Largest Portfolio Company Investment (3) : $23.4MM ▪ Invested $1,714MM in 139 transactions since December 2012 IPO ▪ The Company and State Teachers Retirement System of Ohio (“STRS Ohio”), a public pension fund established under Ohio law, par tne red to create WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), a joint venture formed to invest in directly originated, senior secured first and se cond lien term loans. $15.44 $16.69 $17.99 $17.70 $19.42 $25.48 $23.98 $21.19 $ 26.62 $180.5 $272.4 $403.5 $415.3 $411.7 $440.7 $469.6 $589.7 $595.3 2012 2013 2014 2015 2016 2017 2018 2019 Q3 2020 $15.30 $15.16 $15.04 $13.33 $13.63 $13.98 $15.35 $15.23 $15.31 $0.11 $1.53 $2.95 $4.37 $5.79 $7.21 $8.63 $10.25 $11.31 2012 2013 2014 2015 2016 2017 2018 2019 Q3 2020 Net asset value Cumulative dividends paid (including special dividends)

4 Overview of WhiteHorse Finance, Inc. (continued) Note: As of September 30, 2020 unless otherwise noted. (1) Reflects life - to - date since IPO, and may exclude follow - on transactions and investments in STRS JV made via asset transfers in - k ind. (2) Across 71 investments. Does not include investments in STRS JV. (3) Reflects weighted average effective yield of income - producing debt investments. Weighted average effective yield for entire port folio, including equities and investments in STRS JV, as of September 30, 2020, is 9.2%. Weighted average effective yield is computed by dividing (a) annualized interest income (includi ng interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments. (4) Measured at origination based on WHF’s underwriting leverage. Does not include investments in STRS JV. (5) Does not include the Company’s investments in STRS JV . ▪ Generate attractive risk - adjusted return in all market conditions by originating and investing in senior secured loans to performing lower middle market companies and leveraging the knowledge of H.I.G. Capital ▪ Differentiated proprietary deal flow from over 45 dedicated deal professionals sourcing through direct coverage of financial sponsors and intermediaries ▪ Rigorous credit process focused on fundamental analysis with emphasis on downside protection and cash flow visibility ▪ 11 - person investment committee with more than 250 years of industry experience ▪ Investment strategy focused on first lien and second lien senior secured investments in lower middle market companies with a target hold size of $4MM to $20MM Summary Stats: Invested Capital since IPO: $1,714MM (1) Number of Investments Made: ~ 139 (1) Average Investment Size: ~$7.7 MM (2) All - in Yield : 9.9% (3) Net Debt / EBITDA of Current Portfolio Companies: ~3.7x (4) Secured Debt as a % of Total Debt : 100% (5) Investment Strategy

5 Summary of Quarterly Results Fiscal Quarter Highlights ▪ Total investments at fair value increased to $595.3 million in Q3 2020 as compared to $547.4 million in Q2 2020. ▪ The Company made investments in three new portfolio companies for gross deployments of $42.6 million as well as funded add - on investments totaling $15.7 million. ▪ The Company transferred one investment to the STRS JV totaling $1.3 million and had additional sales and principal repayments of $26.5 million. ▪ The weighted average effective yield on income - producing investments at the end of Q3 2020 was approximately 9.9% as compared to approximately 9.6% at the end of the prior quarter. ▪ Q3 net investment income (“NII”) was $5.9 million, or $0.289 per share, which compares to Q2 NII of $5.2 million, or $0.255 p er share. ▪ Q3 Core NII (1) after adjusting for a $1.9 million capital gains incentive fee accrual, was $7.8 million, or $0.380 per share, compared with the quarterly distribution of $0.355 per share. This compares with Q2 Core NII of $5.2 million, or $0.255 per share. ▪ Net unrealized gains on investments for Q3 2020 were $15.2 million and were primarily driven by fair value increases on our i nve stments in AG Kings Holdings Inc., Vessco Holdings, LLC, STRS JV, Mills Fleet Farm, NMFC Senior Loan Program and Arcole Acquisition Corp. ▪ NAV per share at the end of Q3 2020 was $15.31 per share compared to $14.61 per share reported at the end of Q2 2020. ▪ Gross leverage levels increased during the quarter to 0.94x from 0.86x at the end of Q2 2020. Cash on - hand at the end of Q3 2020 was $22.9 million resulting in net leverage of 0.87x as compared to 0.79x at the end of Q2 2020. ▪ As of September 30, 2020, STRS JV had total assets of $170.8 million. At September 30, 2020, STRS JV had a weighted average u nle vered effective yield on its portfolio of 8.1%; the Company expects its investments in STRS JV, once fully ramped, to yield 12 - 15% on the Company’s invested capital in STRS JV. (1) Core net investment income is a non - GAAP financial measure. Refer to next slide for components and discussion of core net invest ment income. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can also be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com.

6 Quarterly Operating Highlights Note: N umbers may not foot due to rounding. (1) Total investment income includes investment income (e.g., interest and dividends) from investments in STRS JV. (2) Net of fee waivers, if any. (3) Core net investment income is a non - GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the acc rua l of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not me ant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly com parable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com . Source: Company filings Unaudited Quarterly Financials Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 (USD in MM, expect per share data) Total Investment Income (1) 16.0$ 17.8$ 17.4$ 14.5$ 13.8$ 16.5$ Expenses Interest Expenses 3.2 3.5 3.7 3.7 3.2 2.8 Base Management Fees (2) 2.6 2.8 3.1 3.1 2.9 3.1 Performance-based Incentive Fees 2.1 1.7 2.2 0.4 1.3 3.8 Other Expenses 0.9 1.1 0.7 1.2 1.2 0.9 Total Expenses 8.8 9.1 9.7 8.4 8.6 10.6 Net Investment Income 7.2$ 8.7$ 7.7$ 6.1$ 5.2$ 5.9$ Net Realized and Unrealized Gain / (Loss) 1.0 (1.8) 1.1 (27.1) 17.6 15.7 Net Increase in Net Assets from Operations 8.2$ 6.9$ 8.8$ (21.0)$ 22.8$ 21.6$ Per Share Net Investment Income (NII) 0.35$ 0.42$ 0.37$ 0.30$ 0.26$ 0.29$ Core NII (3) 0.36$ 0.40$ 0.39$ 0.27$ 0.26$ 0.38$ Net Realized and Unrealized Gain / (Loss) 0.06$ (0.08)$ 0.05$ (1.31)$ 0.85$ 0.77$ Earnings 0.41$ 0.34$ 0.42$ (1.01)$ 1.11$ 1.06$ Dividends Declared 0.355$ 0.355$ 0.355$ 0.355$ 0.355$ 0.355$ Core NII Dividend Coverage 102% 114% 108% 75% 72% 107%

7 Quarterly Balance Sheet Highlights Note: Numbers may not foot due to rounding (1) Includes Restricted Cash. (2) Calculated as Total Gross Debt Outstanding divided by Total Net Assets. (3) Net Leverage Ratio is defined as debt outstanding less cash, divided by total net assets. (4) Fundings, exits and repayments may include cash flows on revolver investments as well as non - cash transactions (e.g., PIK, equit y issuances). Unaudited Quarterly Financials Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 (USD in MM, expect per share data) Assets Investments at Fair Value 534.8$ 527.5$ 589.7$ 557.1$ 547.4$ 595.3$ Cash and Equivalents (1) 50.4 22.2 27.5 28.1 20.9 22.9 Other Assets 7.9 16.3 14.0 6.7 6.6 7.6 Total Assets 593.1$ 566.0$ 631.2$ 591.9$ 574.9$ 625.8$ Liabilities Debt (net of issuance costs) 245.8 232.0 298.9 291.1 252.7 291.9 Other Liabilities 31.4 18.6 19.3 16.1 22.0 19.3 Total Liabilities 277.2$ 250.5$ 318.3$ 307.2$ 274.7$ 311.2$ Total Net Assets 315.9$ 315.5$ 313.0$ 284.7$ 300.2$ 314.6$ Total Liabilities and Net Assets 593.1$ 566.0$ 631.2$ 591.9$ 574.9$ 625.8$ Net Asset Value per Share 15.38$ 15.36$ 15.23$ 13.86$ 14.61$ 15.31$ Leverage Ratio (2) 0.79x 0.75x 0.97x 1.04x 0.86x 0.94x Net Leverage Ratio (3) 0.63x 0.68x 0.88x 0.94x 0.79x 0.87x Gross Fundings (4) 76.5 81.6 155.4 27.6 39.3 59.3 Exits and Repayments (4) (12.3) (89.1) (95.8) (33.6) (67.7) (28.1) Net Fundings 64.2$ (7.5)$ 59.6$ (6.0)$ (28.4)$ 31.2$

Portfolio Highlights 8 Note: Not a guarantee of future performance or investment pace. (1) Does not include investments in STRS JV. (2) Calculated based on funded principal amounts of debt investments. (3) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting fro m the amortization of fees and discounts) by (b) the weighted average cost of investments. (4) In Q1 2020, BW Gas & Convenience Holdings, LLC was changed from Sponsor to Non - Sponsor classification for all periods report ed. (5) Includes STRS JV Subordinated Note. Source: Company filings ($ in MM, except per share data) Portfolio Investment Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Total Fair Value of Investments 534.8$ 527.5$ 589.7$ 557.1$ 547.4$ 595.3$ Number of Portfolio Investments 67 65 66 65 68 73 Number of Portfolio Companies 47 48 51 52 53 54 Average Investment Size(1) 8.0$ 8.0$ 8.7$ 8.2$ 7.6$ 7.7$ Average Borrower Size 11.4 10.7 11.1 10.1 9.6 10.3 Average Debt Investment Size(1) 8.8$ 9.2$ 10.0$ 9.3$ 8.8$ 8.8$ Fair Value as a Percentage of Principal(2) 96.9% 96.7% 95.6% 92.2% 92.0% 93.5% Total Portfolio Effective Yield (3) Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Weighted average effective yield on income-producing debt investments 11.3% 11.1% 10.4% 9.9% 9.6% 9.9% Weighted average effective yield on total portfolio 10.7% 10.5% 9.9% 9.1% 8.6% 9.2% Portfolio Composition - Floating vs. Fixed Investments (Debt Investments at Fair Value) Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Percentage of fixed rate investments 0.0% 0.0% 0.0% 0.0% 0.4% 0.4% Percentage of floating rate investments 100.0% 100.0% 100.0% 100.0% 99.6% 99.6% Portfolio Composition - Sponsor vs. Non-Sponsor (Fair Value)(1)(4) Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Sponsor 45.4% 46.6% 53.1% 49.4% 50.7% 52.4% Non-Sponsor 54.6% 53.4% 46.9% 50.6% 49.3% 47.6% Total Portfolio Composition by Instrument Type (Fair Value) Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 First lien secured loans 84.7% 79.7% 81.0% 80.4% 82.9% 83.1% Second lien secured loans 12.3% 12.4% 10.5% 9.7% 5.5% 5.0% Subordinated debt 0.1% STRS JV 4.6% 5.6% 7.6% 8.9% 8.5% Equity 3.0% 3.2% 2.8% 2.4% 2.7% 3.3% Investments on Non-Accrual Status (Debt Investments) Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Fair Value of Investments on Non-accrual Status 21.3$ 8.5$ 7.7$ 20.7$ 39.0$ 18.7$ Cost of Investments on Non-accrual Status 28.8$ 13.9$ 13.9$ 31.6$ 38.8$ 21.7$ % of Investments on Non-accrual Status (Based on Fair Value of Debt Investments) (5) 4.1% 1.7% 1.4% 3.9% 7.4% 3.3% % of Investments on Non-accrual Status (Based on Cost of Debt Investments)(5) 5.5% 2.7% 2.4% 5.5% 7.2% 3.8%

Portfolio Trends Historical Portfolio Trends 9 % Floating and % Fixed (Based on Fair Value) % Instrument Type (Based on Fair Value) % Sponsored / Non - Sponsored (Based on Fair Value) % Non Accruals (Based on Fair Value of Debt Investments) (1) Note: As of end of each year/quarter presented, unless otherwise noted; percentages may not add up to 100% due to rounding. Not a guarantee of future performance or investment pace. (1) Except as otherwise indicated, non - zero values <0.05%.Based on fair value of debt investments, including STRS JV Subordinated No te. 52% 55% 52% 60% 52% 77% 81% 83% 48% 40% 43% 33% 39% 21% 11% 5% 5% 5% 7% 9% 3% 3% 3% 6% 8% 2013 2014 2015 2016 2017 2018 2019 Q3 2020 % First Lien Loans % Second Lien Loans % Equity STRS JV 60% 33% 28% 32% 32% 44% 53% 52% 40% 67% 72% 68% 68% 56% 47% 48% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2013 2014 2015 2016 2017 2018 2019 Q3 2020 Sponsor Non-Sponsor 4.1% 1.7% 1.4% 3.9% 7.4% 3.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 % of Investments on NonAccrual 88.4% 96.1% 97.1% 99.8% 99.9% 100.0% 100.0% 99.6% 11.6% 3.9% 2.9% 0.2% 0.1% 0.4% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2013 2014 2015 2016 2017 2018 2019 Q3 2020 Floating Fixed

10 Note: As of September 30, 2020, unless otherwise noted; percentages may not add up to 100% due to rounding. (1) Does not include investments in STRS JV. Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry (1) (Based on Fair Value) 100% of WHF loans are senior secured Borrower and Industry Diversity 8.5% 3.9% 3.8% 3.8% 3.2% 3.0% 2.9% 2.7% 2.7% 2.5% 62.9% STRS JV Future Payment Technologies, L.P. AG Kings Holdings Inc. Source Code Midco, LLC LHS Borrower, LLC Potpourri Group, Inc. Golden Pear Funding Assetco, LLC Vero Parent, Inc. Team Car Care Holdings, LLC (Heartland Auto) Atlas Intermediate Holdings LLC Other 7.3% 5.4% 5.2% 4.9% 4.4% 4.2% 4.2% 3.8% 3.8% 3.8% 3.5% 3.0% 46.6% Specialized Finance Internet & Direct Marketing Retail Data Processing & Outsourced Services Research & Consulting Services Automotive Retail Food Retail Technology Hardware, Storage & Peripherals Leisure Facilities Diversified Support Services Investment Banking & Brokerage Building Products Systems Software Other STRS JV

Effective Yield & Dividend Coverage Debt Portfolio Effective Yield and Borrower Leverage (1) From IPO to September 30, 2020 11 Core NII (2) to Dividend Coverage (3) Note: Amounts may not foot due to rounding. (1) Portfolio leverage is based on investment leverage at inception. (2) Core net investment income is a non - GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial r es ults prepared in accordance with GAAP. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial resul ts prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by acc essing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com (3) Does not include special dividends. (4) WHF’s dividend coverage was impacted in 3Q 2017 by the timing of deployment of the equity issuance of ~$31mm in June 2017. Source: Company filings Covered by $0.01 Missed by $0.10 Covered by $0.00 Covered by $0.00 Covered by $0.02 Missed by $0.07 (4) Covered by $0.07 Missed by $0.02 Missed by $0.03 Missed by $0.01 Covered by $0.04 Covered by $0.01 Covered by $ 0.03 Covered by $ 0.05 Covered by $ 0.03 $0.36 $0.36 $0.38 $0.29 $0.33 $0.42 $0.33 $0.35 $0.40 $0.37 $0.36 $0.40 $0.39 $0.27 $0.26 $0.38 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Core NII per share Dividends per share Missed by $0.09 2.8x 2.4x 4.1x 3.4x 3.4x 2.1x 4.5x 3.0x 3.8x 2.3x 3.1x 2.7x 3.0x 3.6x 2.9x 3.4x 3.2x 3.5x 3.4x 3.4x 3.2x 3.3x 3.3x 3.5x 3.6x 3.6x 3.6x 3.6x 3.7x 3.8x 3.7x 15.5% 14.9% 13.1% 11.8% 11.7% 11.1% 10.7% 11.3% 11.4% 11.7% 11.6% 11.8% 11.9% 11.9% 12.1% 11.8% 11.8% 11.9% 11.9% 11.9% 12.0% 12.0% 11.9% 11.9% 11.7% 11.3% 11.1% 10.4% 9.9% 9.6% 9.9% Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Borrower Leverage through WHF Security Effective Yield

Yield & Interest Rate Economic Analysis 12 (3) (2) (1) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting fro m the amortization of fees and discounts) by (b) the weighted average cost of investments. (2) Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income but excl udi ng amortization of capitalized fees and discounts. (3) Calculated as (a) effective yield less (b) weighted average cost of debt. (4) The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. (4) 11.8% 11.9% 11.9% 11.9% 12.0% 12.0% 11.9% 11.9% 11.7% 11.3% 11.1% 10.4% 9.9% 9.6% 9.9% 11.4% 11.4% 11.5% 11.5% 11.5% 11.5% 11.4% 11.5% 11.4% 11.0% 10.7% 10.0% 9.5% 9.1% 9.4% 7.9% 7.5% 7.5% 7.8% 7.2% 6.8% 7.1% 6.7% 6.0% 5.7% 5.7% 5.5% 5.2% 5.4% 6.2% 3.9% 4.4% 4.4% 4.1% 4.7% 5.1% 4.7% 5.2% 5.7% 5.6% 5.4% 4.9% 4.7% 4.2% 3.7% 1.0% 1.2% 1.3% 1.4% 1.7% 2.1% 2.3% 2.5% 2.7% 2.6% 2.3% 2.3% 1.7% 1.0% 0.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Effective Yield Income Yield Net Investment Spread Weighted Average Cost of Debt 3-Month London Interbank Offered Rate ("LIBOR") (1)

Investment Performance Ratings 13 Investment Performance Ratings (% of Portfolio at Fair Value) Rating 2012 2013 2014 2015 2016 2017 2018 2019 Q1 2020 Q2 2020 Q3 2020 1 6.3% 2.3% 2.2% 2.3% 14.4% 2 100.0% 92.4% 100.0% 90.3% 87.0% 83.9% 80.1% 83.3% 65.3% 61.9% 62.1% 3 7.6% 7.9% 13.0% 16.1% 13.6% 13.1% 31.3% 29.3% 21.5% 4 0.0% 0.0% 0.0% 0.0% 2.6% 0.6% 5 1.8% 0.0% 1.3% 1.2% 3.9% 1.4% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Investment Perfomance Rating Definitions Rating Definition 1 The portfolio company's risk of loss has been reduced relative to initial expectations. 2 The portfolio company is meeting initial expectations with regard to performance and outlook. 3 The investment's risk of loss has increased relative to initial expectation. 4 Investment principal is at a material risk of not being fully repaid. 5 Investment is in payment default and has significant risk of not receiving full repayment.

Net Asset Value Trends 14 *As a supplement to GAAP financial measures, the Company has provided this non - GAAP measure. The Company believes that this non - GAAP financial measure is useful as it highlights the changes in NAV per share of common stock for each quarter excluding the impact of special dividends that were paid and sh ows the pro forma to the Company’s NAV per share after payment of regular distributions . Net Asset Value Per Share $15.43 $15.51 $15.00 $15.30 $15.16 $15.04 $13.33 $13.63 $13.98 $15.35 $15.23 $15.31 $13.00 $13.50 $14.00 $14.50 $15.00 $15.50 $16.00 IPO (Dec 2012) 12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 12/31/2019 9/30/2020 Net Asset Value if No Special Dividends Were Paid* Net Asset Value

NAV Per Share Bridge 15 Net Realized and Unrealized Gain: $0.77 Note: N umbers may not foot due to rounding. Core net investment income is a non - GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the acc rua l of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly com parable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com . So urce : Company filings Dividend Coverage: $0.03

Leverage Migration 16 6/30/2020 QtQ Change 9/30/2020 Outstanding Debt: Outstanding Debt: $257.2 +$39.0 $296.1 Net borrowings to fund purchases NAV: NAV: $300.2 +$14.3 $314.6 Driven by market value recovery Leverage Ratio: Leverage Ratio: 0.86x 0.94x Borrowings $59.7 Acquisition of Investments $59.3 Sales & Principal Payments 28.1 Debt Paydown 20.7 Net Investment Income 5.9 Dividend Payment 7.3 Balance Sheet Cash 2.0 Other Balance Sheet Changes 4.4 Total $93.7 Total $93.7 Sources Uses Note: Numbers may not foot due to rounding. ($ in MM)

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. (1) As of September 30, 2020 WHF had $4.2MM of deferred debt issuance costs. (2) Gross leverage excluding cash. 3 Current Debt Outstanding (as of September 30, 2020) ($ in MM) Commitment Outstanding (1) Weighted Average Interest Rate Maturity Additional Information Revolving Credit Facility $250.0 ($100 Accordion Feature) $231.1 L+2.50% payable quarterly 2024 Private Notes $30.0 $30.0 6.00% payable semi - annually; unsecured 2023 Senior Notes $35.0 $35.0 6.50% payable quarterly; unsecured 2025 NASDAQ: WHFBZ Total Debt $315.0 $296.1 Total Shareholders’ Equity/Net Assets $314.6 NA Funding Profile 17 Gross Debt to Equity (2) 1.0x - 1.25x Target Leverage 0.77x 0.68x 0.65x 0.64x 0.63x 0.71x 0.62x 0.57x 0.57x 0.79x 0.75x 0.97x 1.04x 0.86x 0.94x 0.00x 0.20x 0.40x 0.60x 0.80x 1.00x 1.20x Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Debt/ Equity

18 Appendix

19 COVID - 19 Portfolio Exposure 3Q20 WhiteHorse Finance, Inc. STRS JV Note: Fair values are as of September 30, 2020 and may not foot due to rounding; percentages may not add up to 100% due to ro und ing. (1) Categories of High, Moderate, Low/Moderate and Low can and will change over time as more data becomes available. These catego riz ations are based on estimates and current information available as November 5, 2020 and are subject to change without notice. (2) Within any given category, there is variation in the amount of exposure. For example, not all Lows or Moderates are the same . (3) Low/Moderate category is used for portfolio companies where impact so far has been low, but it is believed that this might ri se to moderate over time. WHF Fair Value % of FV High 50.4 8.5% Moderate 112.6 18.9 Low/Moderate 23.1 3.9 Low 358.8 60.3 STRS JV 50.4 8.5 Total $595.3 100.0% STRS JV Fair Value % of FV High 14.3 8.8% Moderate 16.3 10.0 Low/Moderate 34.8 21.4 Low 97.2 59.8 Total $162.6 100.0% High , 8.5% Moderate , 18.9% Low/Moderate , 3.9% Low , 60.3% High , 0.7% Moderate , 0.8% Low/Moderate , 1.8% Low , 5.1% STRS JV, 8.5% ($ in MM)

Origination Footprint ( September 3 0, 2020) Regional Direct Origination Footprint ▪ Scope of H.I.G. WhiteHorse market coverage results in consistent investment activity levels regardless of market conditions ▪ Dedicated direct lending team of over 45 investment and origination professionals ▪ Regional footprint with 19 dedicated direct lending originators in 12 North American offices ▪ Global platform of approximately 425 investment professionals across 18 offices in 9 countries and 3 continents ▪ Additional 25 generalist business development professionals dedicated to sourcing proprietary opportunities in the lower to m idd le market Los Angeles Miami New York Boston Chicago Atlanta Stamford San Francisco Existing offices with senior originators Puerto Rico Headquarters of a portfolio company Dallas Washington, D.C. Toronto Vancouver 20 Cincinnati Portland

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace. (1) As of September 30, 2020 STRS JV had $ 1.5 of deferred debt issuance costs. 3 ($ in MM) Commitment Outstanding (1) Weighted Average Interest Rate Maturity Revolving Credit Facility $125.0 $86.8 L+2.55% payable quarterly 2024 Subordinated Note $100.0 $68.5 L+6.50% payable quarterly N/A Total Debt $225.0 $155.3 Equity $25.0 $17.1 N/A N/A STRS JV Key Terms and Funding Profile 21 Key Terms ▪ WHF and STRS Ohio have c ommitted to provide up to $125 million in subordinated notes and equity to STRS JV, with STRS Ohio providing $50 million and WHF providing $75 million. ▪ WHF and STRS Ohio share voting control 50%/50% . ▪ Equity ownership 60% WHF and 40% STRS ▪ An affiliate of H.I.G. provides day - to - day administrative oversight Current Debt Outstanding (as of September 30, 2020)

22 Note: As of September 30, 2020, unless otherwise noted; percentages may not add up to 100% due to rounding. (1) Industry classifications based on GICS. Composition by Borrower (Based on Fair Value) Composition by Industry (1) (Based on Fair Value) 100% of STRS JV loans are senior secured STRS JV Borrower and Industry Diversity 8.3% 8.2% 7.3% 7.1% 6.8% 6.5% 6.2% 6.1% 6.1% 5.6% 31.8% Marlin DTC-LS Midco 2, LLC (Clarus) Akumin Corp. Pluto Acquisition Topco, LLC SFP Holding, Inc. (Summit) TOUR Intermediate Holdings, LLC Geo Logic Systems Ltd. Quest Events, LLC Vessco Holdings, LLC FR Flow Control CB LLC Westrock Coffee Company, LLC Other 11.90% 8.30% 8.20% 7.30% 7.10% 6.80% 6.50% 6.20% 6.10% 6.10% 5.30% 5.00% 15.20% Packaged Foods & Meats Internet & Direct Marketing Retail Health Care Services Human Resource & Employment Services Construction & Engineering Investment Banking & Brokerage Data Processing & Outsourced Services Diversified Support Services Industrial Machinery Trading Companies & Distributors Advertising Systems Software Other

Origination Pipeline Funnel (1) 23 Note: Percentages may not add up to 100% due to rounding. (1) Origination Pipeline figures reflect 2014 through September 30, 2020. Three tier sourcing platform, generating meaningful investable opportunities for WhiteHorse Finance Over 45 WhiteHorse deal professionals dedicated to sourcing and underwriting for WHF 25 person business development team seeks opportunities from H.I.G.’s proprietary database of over 21,000 contacts (telephonic salesforce) ▪ With access to H.I.G. Capital’s extensive sourcing network, the Company is able to capitalize on attractive self - originated lowe r middle market transactions as compared to the broadly syndicated market ▪ Directly originated loans to lower middle market companies typically generate more attractive risk - adjusted returns relative to larger, broadly syndicated credits Typical Underwriting Process: 3 - 6 months Opportunities Reviewed Initial Due Diligence Term Sheets Delivered Closed Transactions Deals being sourced by more than 425 Investment Professionals across H.I.G.’s platform 6,100 100.0% 1,578 25.9% 395 6.5% 112 1.8% Total % of Sourced

24 Corporate Data Board of Directors Investment Committee Corporate Officers Research Coverage Corporate Counsel John Bolduc Sami Mnaymneh Stuart Aronson Tim Hayes Dechert LLP Chairman of the Board Founder and Co - CEO of H.I.G. Capital Chief Executive Officer B. Riley FBR New York, NY Stuart Aronson Anthony Tamer Marco Collazos George Bahamondes Corporate Headquarters Director Founder and Co - CEO of H.I.G. Capital Chief Compliance Officer Deutsche Bank 1450 Brickell Avenue 31st Floor Jay Carvell Stuart Aronson Joyson Thomas Richard Shane Miami, FL 33131 Director Chief Executive Officer and Director Chief Financial Officer J.P. Morgan Transfer Agent Kevin F. Burke Mark Bernier Mickey Schleien American Stock Transfer & Independent Director Managing Director of WhiteHorse Capital Ladenburg Thalmann & Co. Inc. Trust Company, LLC New York, NY Rick P. Frier John Bolduc Bryce Rowe Independent Director Chairman of the Board, Executive Managing National Securities Investor Relations Contact Director of H.I.G. Capital 1450 Brickell Avenue Rick D. Puckett Chris Kotowski 31st Floor Independent Director Jay Carvell Oppenheimer & Co. Attention: Investor Relations Managing Director of WhiteHorse Capital Miami, FL 33131 G. Stacy Smith Robert Dodd (305) 381 - 6999 Independent Director Javier Casillas Raymond James Managing Director of WhiteHorse Capital Independent Registered Public Accounting Firm Pankaj Gupta Crowe LLP Managing Director of WhiteHorse Capital New York, NY David Indelicato Equity Securities Listing Managing Director of WhiteHorse Capital NASDAQ: WHF Brian Schwartz Please visit our website at: Co - President of H.I.G. Capital www.whitehorsefinance.com John Yeager Managing Director of WhiteHorse Capital